o   NYT*SA1
    CAT *SA1

-------------------------------------------------------------------------------
                           SHARE CLASS REDESIGNATION
                           Effective January 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II
-------------------------------------------------------------------------------

                         SUPPLEMENT DATED APRIL 1, 1999
                 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

                        FRANKLIN NEW YORK TAX-FREE TRUST
                                DATED MAY 1, 1998

                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                             DATED NOVEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     For the Insured and Intermediate Funds, the contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

III. Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.



                Please keep this supplement for future reference.